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                              SEPARATE ACCOUNT VA-K


             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

     SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED
                                 APRIL 30, 2004

                                      * * *

Effective July 30, 2004, Delaware VIP Large Cap Value Series (standard and service class) changed its name to Delaware VIP Value Series. As of July 30, 2004, throughout the Prospectus and Statement of Additional Information any references to replace Delaware VIP Large Cap Value Series are deleted, and replaced by inserting references to Delaware VIP Value Series.

The investment objectives of the Delaware VIP Trust under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" are amended to read in its entirety as follows:

DELAWARE VIP BALANCED SERIES - seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series will invest at least 25% of its net assets in fixed-income securities and the remainder primarily in equity securities

DELAWARE VIP CAPITAL RESERVES SERIES - seeks a high, stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of of short- and intermediate-term securities.

DELAWARE VIP CASH RESERVE SERIES - is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments.

DELAWARE VIP EMERGING MARKETS SERIES - seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries.

DELAWARE VIP GLOBAL BOND SERIES -- seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that also may provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States.

DELAWARE VIP GROWTH OPPORTUNITIES SERIES - seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

DELAWARE VIP HIGH YIELD SERIES - seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

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DELAWARE VIP REIT SERIES - seeks to achieve maximum long-term total return.
Capital appreciation is a secondary objective. Capital appreciation is a secondary objective. It seeks to achieve its objective by investing in securities of companies primarily engaged in the real estate industry.

DELAWARE VIP SELECT GROWTH SERIES - seeks to provide long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth.

DELAWARE VIP SMALL CAP VALUE SERIES - seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential.

DELAWARE VIP SOCIAL AWARENESS SERIES - seeks to achieve long-term capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of companies that meet certain socially responsible criteria.

DELAWARE VIP TREND SERIES - seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies.

DELAWARE VIP U.S. GROWTH SERIES - seeks to achieve maximum capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

DELAWARE VIP VALUE SERIES - seeks long-term capital appreciation. It seeks to achieve its objective by investing primarily in investments of large-capitalization companies that we believe have long-term capital appreciation potential. This Series was formerly know as Delaware VIP Large Cap Value Series.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated May 27, 2004.

                                      * * *

Effective September 24, 2004, Mondrian Investment Partners Ltd. ("Mondrian") replaced Delaware International Advisers Ltd. as the investment manager of the Delaware VIP Emerging Markets Series and Delaware VIP International Value Equity Series of the Delaware VIP Trust. As of September 24, 2004, throughout the prospectuses any references to Delaware International Advisers Ltd. are deleted, and replaced by inserting references to Mondrian Investment Partners Ltd. ("Mondrian").

For more information, see the Prospectus Supplement for Delaware VIP Trust dated September 24, 2004.

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SUPPLEMENT DATED SEPTEMBER 30, 2004

AFLIAC Delaware Medallion III

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